                                                                   EXHIBIT 24.1




                                  CONSENT OF COUNSEL




    We hereby consent to the reference to us in the prospectus constituting part of Pre-Effective Amendment No. 3 to this Registration Statement for Heartland Communications & Management, Inc. under the caption "Legal Matters."



                                                     DUNCAN, BLUM & ASSOCIATES

Bethesda, Maryland

December 22, 1997